Exhibit 10.9(b)

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 11, 2011, is entered into by and between QAD INC., a Delaware corporation (the “Borrower”), and BANK OF AMERICA, N.A. (the “Lender”).

RECITALS

A.             The Borrower and the Lender are party to that certain Credit Agreement dated as of April 10, 2008, as amended by that certain Amendment and Waiver to Credit Agreement dated as of April 10, 2009 (as so amended and as further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended certain credit facilities to the Borrower.

B.             The Borrower has requested that the Lender agree to certain amendments with respect to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  Subject to the terms and conditions hereof and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a)           Section 1.01 of the Credit Agreement shall be amended at the definition of “Maturity Date” by amending and restating such definition as follows:

“Maturity Date” means June 9, 2011.

3.             Representations and Warranties.  The Borrower hereby represents and warrants to the Lender as follows:

(a)           No Default or Event of Default has occurred and is continuing.

(b)           All representations and warranties of the Borrower contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date after giving effect to this Amendment, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they shall be true and correct as of such earlier date after giving effect to this Amendment.

4.             Effective Date.  This Amendment will become effective on the date (the “Effective Date”) when the Lender shall have received from the Borrower a duly executed original (or executed facsimile or electronic copy) counterpart to this Amendment.

5.             Reservation of Rights.  The Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments, consents or waivers under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document.

6.             Miscellaneous.

(a)           Except as expressly amended or modified hereby, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as modified by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(c)           THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 9.14 AND SECTION 9.15 OF THE CREDIT AGREEMENT RELATING TO, INTER ALIA, GOVERNING LAW, SUBMISSION TO JURISDICTION, VENUE AND WAIVER OF THE RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH SECTIONS ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of the Borrower or one of the other parties hereto, as applicable, shall bind the Borrower or such other party, respectively, with the same force and effect as the delivery of a hard copy original.  Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e)           This Amendment contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except by a written agreement executed by the Borrower and the Lender.

(f)           If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)           The Borrower covenants to pay to or reimburse the Lender, upon demand, for all reasonable and documented costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery, and enforcement of this Amendment.

(h)           This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

QAD INC., as the Borrower

By: /s/ DANIEL LENDER

Name: Daniel Lender

Title: CFO

Signature Page 1 to Second Amendment to Credit Agreement

BANK OF AMERICA, N.A., as the Lender

By: /s/ KEVIN MCMAHON

Name: Kevin McMahon

Title: Managing Director

Signature Page 2 to Second Amendment to Credit Agreement